MORTGAGE AND OTHER LOAN DOCUMENTS EXTENSION AND MODIFICATION AGREEMENT

Between

THE BANK OF TAMPA,
a Florida banking corporation

as "Lender";

and

BOVIE MEDICAL CORPORATION,
a Delaware corporation

as "Borrower".

Renewal Loan Amount: $3,053,199.88

NOTE TO RECORDER: DOCUMENTARY STAMP TAX IN THE AMOUNT OF $12,572.00 AND NON-RECURRING INTANGIBLES TAX IN THE AMOUNT OF $7,184.00 HAVE BEEN PAID ON THE MORTGAGE MODIFIED HEREBY. THIS INSTRUMENT EVIDENCES THE EXTENSION OF THE MATURITY OF THE INDEBTEDNESS DESCRIBED HEREIN WITHOUT ENLARGEMENT OF THE TERMS THEREOF OR THE ADDITION OF ANY OTHER OBLIGOR, AND THEREFORE NO FURTHER OR ADDITIONAL DOCUMENTARY STAMP TAXES OR INTANGIBLES TAXES ARE DUE IN CONNECTION WITH THE RECORDING HEREOF.

MORTGAGE AND OTHER LOAN DOCUMENTS EXTENSION AND MODIFICATION AGREEMENT

THIS MORTGAGE AND OTHER LOAN DOCUMENTS RENEWAL AND MODIFICATION AGREEMENT (the "Agreement") is made and entered as of the 27th day of June, 2016 , between The Bank of Tampa, a Florida banking corporation, having an address of Post Office Box One, Tampa, Florida 33601 ("Lender") and Bovie Medical Corporation, a Delaware corporation, having an address of 5115 Ulmerton Road, Clearwater, Florida 33760 ("Borrower").

W I T N E S S E T H:

WHEREAS, Lender is the owner and holder of, inter alia, the following loan documents:

(a)           Loan Agreement (as amended, modified, restated, renewed, or supplemented at any time or from time to time, the "Loan Agreement") dated March 20, 2014 between The Bank of Tampa and Borrower;

(b)           Promissory Note (as amended, modified, restated, renewed, consolidated, increased, decreased, or supplemented at any time or from time to time, together with any prior promissory notes renewed or modified thereby, the "Prior Note") dated March 20, 2014 in the original principal amount of $3,592,000.00, made by Borrower, payable to the order of The Bank of Tampa, and having an outstanding principal balance as of the date hereof of $3,053,199.88;

(c)           Mortgage, Security Agreement, Financing Statement and Assignment of Rents (as amended, modified, restated, renewed, consolidated, increased, decreased, spread or supplemented at any time or from time to time, the "Mortgage") dated March 20, 2014, and recorded in the Public Records of Pinellas County, Florida, at O.R. Book 18349, Page 51, et seq. from Borrower in favor of The Bank of Tampa;

(d)           Assignment of Rents, Leases, Profits and Contracts (as amended, modified, restated, renewed, or supplemented at any time or from time to time, the "Assignment of Rents") dated March 20, 2014 and recorded in the Public Records of Pinellas County, Florida, at O.R. Book 18349, Page 73, et seq.;

(e)           UCC-1 Financing Statement (as amended, modified, restated, renewed, or supplemented at any time or from time to time, the "County Financing Statement") recorded in the Public Records of Pinellas County, Florida, at O.R. Book 18349, Page 81, et seq.;

the foregoing documents together with all other documents or instruments executed and/or delivered at any time or from time to time with respect to the Loan being herein referred to as the "Loan Documents";

WHEREAS, the indebtedness evidenced by the Prior Note matures as of March 20, 2017, unless the same is extended in accordance with the terms of the Prior Note until March 20, 2022, as provided therein, and Borrower has requested that Lender extend the initial maturity and, to the extent applicable, the extended maturity of the Prior Note until July 20, 2019, and July 20, 2024, respectively, and Lender is willing to do so upon and subject to the terms and conditions contained herein;

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00), the mutual covenants and agreements contained herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

1.           Recitals. The foregoing recitals are true and correct and are hereby incorporated by reference for all purposes as if fully set forth herein.

2.           Initially Capitalized Terms. The initially capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to said terms in the Mortgage.

3.           Extension of Maturity. This Agreement evidences the extension of the maturity of the indebtedness evidenced by the Prior Note and the Loan Documents. Borrower has as of even date herewith executed and delivered to Lender its Amended and Restated Promissory Note (as amended, modified, restated, extended, increased, decreased or supplemented at any time or from time to time, the "Replacement Note") in the principal amount of $3,053,199.88, which is payable to the order of Lender, and which Replacement Note is hereby incorporated by reference as if fully set forth herein. The Replacement Note shall mature on July 20, 2019, unless the maturity thereof is extended until July 20, 2024, as provided in and upon the terms and conditions of the Replacement Note and the Loan Agreement, as the same has been modified and amended by that certain First Amendment to Loan Agreement between Lender and Borrower, dated as of the date hereof (the "Loan Agreement Amendment").

4.           Amendment of Mortgage and Other Loan Documents. The Mortgage and other Loan Documents are hereby modified and amended in accordance with, and to reflect, the terms, conditions and provisions of this Agreement. The term "Mortgage" as used in any of the Loan Documents shall mean and include without limitation this Agreement. The terms "Note," "Promissory Note," "Mortgage Note" or other terms of like meaning as used in any of the Loan Documents shall mean and include without limitation the Replacement Note. The term "Loan Agreement" as used in any of the Loan Documents shall mean and include without limitation the Loan Agreement as modified by the Loan Agreement Amendment.

5.           Representations and Warranties. Borrower affirms, warrants and represents that all the warranties and representations made by Borrower in the Mortgage and other Loan Documents are true and correct as though made as of the date hereof.

6.           Release. Borrower hereby releases Lender and its shareholders, officers, directors, employees, agents and attorneys, of and from any and all past and present claims, demands, damages, causes, losses, expenses, actions and causes of action including, without limiting the generality of the foregoing, any and all known and unknown injuries and damages with respect to or arising out of (i) the transactions represented by the Loan Documents or any other document or instrument executed in conjunction with the financings provided for or contemplated in or by the Loan Documents and/or this Agreement and the other documents executed and/or delivered in conjunction with this Agreement (whether one or more, the "Credit Facilities"), (ii) the administration of the Credit Facilities or (iii) all matters in any manner related to the Credit Facilities. Borrower hereby expressly understands and agrees that this release and waiver extends to all claims of every nature whatsoever known or unknown, suspected or unsuspected, existing, claiming to exist or which may hereafter arise out of or result from, or be connected with the matters and things covered as described herein relating to the Credit Facilities, in any manner. The rights and defenses being waived and released hereunder include without limitation any claim or defense based on the Lender having charged or collected interest at a rate greater than that allowed to be contracted for by applicable law; provided, however, that in no event shall such waiver and release be deemed a change to, or modify the terms of, the Loan Documents which provide that sums paid or received in excess of the maximum rate allowed by applicable law, as amended from time to time, shall reduce the principal sum due; said provision to be in full force and effect.

7.           Ratification. Except as herein modified and amended or as modified and amended by the other Loan Documents, including without limitation the Replacement Note, executed and/or delivered by Borrower in connection with the modifications made herein, the terms and conditions of the Mortgage and the other Loan Documents are hereby ratified and affirmed and shall remain in full force and effect.

8.           No Novation. It is the intent of the parties that this instrument shall not constitute a novation and shall in no way adversely affect the lien priority of the Mortgage or the other Loan Documents, to the extent that the other Loan Documents create liens or grant security interests. In the event that this Agreement, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the lien priority of the Mortgage or the other Loan Documents over the claims which would otherwise be subordinate thereto, then to the extent so ruled by such court, and to the extent that third parties acquiring an interest in such property as is encumbered by the Mortgage or such other Loan Documents between the time of execution of the Mortgage and/or the other Loan Documents and the execution hereof are prejudiced thereby, this Agreement, or such portion hereof as shall be so construed, shall be void and of no force and effect and this Agreement shall constitute, as to that portion, a subordinate lien on the collateral described therein, incorporating by reference the terms of the Mortgage and the other Loan Documents, which then shall be enforced pursuant to the terms therein contained, independent of this Agreement; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness owing from the Borrower to Lender shall have been paid in full.

9.           Patriot Act Compliance. Borrower is not a person who at any time: (i) is listed in the Annex to Executive Order No. 13224, 66 Fed. Reg. 49709 (Sept. 25, 2001), (ii) is listed on the list of Specially Designated Nationals and Blocked Persons generated and maintained by Office of Foreign Assets Control of the United States Treasury Department, (iii) is a person with whom Lender is prohibited from doing business or entering into any transaction with pursuant to any law, regulation or order relating to terrorism or money laundering, or (iv) is an affiliate of, or is controlled by, any person described in clauses (i), (ii) or (iii) (a "Prohibited Person"). Additionally, Borrower is, and shall at all times for so long as the Credit Facilities remain unpaid in full be, in full compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended at any time or from time to time (the "Patriot Act"), Executive Order No. 13224, 66 Fed. Reg. 49709 (Sept. 25, 2001) and all applicable, orders, rules, or regulations promulgated under or in connection therewith. Borrower shall not: (i) conduct any business, or engage in any transaction or dealing, with any Prohibited Person, including without limitation knowingly making or receiving any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person; or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224, 66 Fed. Reg. 49709 (Sept. 25, 2001) or the Patriot Act. On request from time to time by Lender, Borrower shall promptly deliver to Lender any such certification or other evidence as Lender shall reasonably require confirming that, to Lender's knowledge, no violation of this paragraph shall have occurred.

10.           Costs. Borrower shall pay all costs of the modification made hereby, to include without limitation attorneys' fees and recording fees, as well as the cost of an endorsement to Lender's title insurance policy insuring the lien of the Mortgage after the recording of this Agreement as a valid and subsisting first lien, subject only to such exceptions as are acceptable to Lender in its sole discretion. Such costs shall be due upon execution hereof and the payment thereof shall be a condition precedent to Lender's duties hereunder. In the event it is determined that additional costs relating to this transaction are due, Borrower agrees to pay such costs immediately upon demand.

11.           Cross Default. Any default by Borrower under the terms of the Mortgage, as modified hereby, or the other Loan Documents shall be a default under this Agreement and all other documents or instruments executed with respect to the Credit Facilities and any default by Borrower under the terms of this Agreement, or any other document or instrument executed with respect hereto shall be a default under the Mortgage and the other Loan Documents.

12.           Acknowledgments. Borrower acknowledges, represents, warrants and agrees: (i) the Mortgage and the other Loan Documents are in full force and effect; and (ii) no notice limiting the maximum principal amount of the indebtedness secured by the Mortgage pursuant to the terms of § 697.04(b), Florida Statutes, as amended from time to time, has been filed in the public records of the county in which the Premises are located nor has any such notice been executed or delivered unless Borrower has given written notice of such event to Lender in a sworn affidavit of even date with this Agreement. In the event any such notice limiting the principal amount which may be secured by the Mortgage has been recorded, executed or delivered, then this Agreement shall also constitute a rescission of such notice, which notice, upon the execution and delivery of this Agreement, shall be deemed to be void and of no further force and effect.

13.           DocumentaryStamp Taxes; Intangible Taxes. Borrower acknowledges, stipulates, covenants and agrees that Borrower is solely responsible for payment of any and all documentary stamp taxes and intangible taxes with respect to the Credit Facilities. In the event that at any time or from time to time the Florida Department of Revenue shall impose any documentary stamp tax, intangible tax, interest, penalties or fines with respect to any of said instruments, Borrower shall pay same immediately upon demand and Borrower shall indemnify, defend and hold Lender harmless of, from and against any and all such documentary stamp tax, intangible tax, interest, penalties or fines, together with all costs of collection thereof.

14.           Merger. Neither Lender nor any of its employees, attorneys, representatives or other agents has made any representations, covenants, promises or warranties with respect to the subject matter hereof, express or implied, except as explicitly set forth herein or in the other Loan Documents and no rights or privileges are or shall be acquired by Borrower by implication or otherwise, except as expressly set forth herein or in the other Loan Documents.

15.           Exhibits. The exhibits or schedules attached hereto and referenced herein, if any, are an integral part hereof and are hereby incorporated herein for all purposes.

16.           Paragraph Headings. The paragraph headings used herein are for convenience of reference only and are not to be used in the construction or interpretation hereof.

17.           Governing Law. This Agreement shall be governed, interpreted and construed by, through and under the laws of the State of Florida, excepting, however, its laws or principles regarding choice of laws or conflicts of laws.

18.           Construction. As used herein the neuter gender shall include the masculine and the feminine genders and vice versa, and the singular the plural and vice versa, as the context demands.

19.           Time of Essence. Time is of the essence of this Agreement.

20.           Attorneys' Fees. All costs incurred by Lender in enforcing this Agreement and in collection of sums due Lender from Borrower, to include without limitation reasonable attorneys' fees through all trials, appeals and proceedings, to include without limitation any proceedings pursuant to the bankruptcy laws of the United States or arbitration proceedings, shall be paid by Borrower. Borrower further acknowledges, stipulates and agrees that its obligations to pay attorneys' fees or costs under any Loan Document extend to all obligations of the Borrower under all Loan Documents as modified and amended by this Agreement. Attorneys' fees shall include charges for paralegals and law clerks operating under the supervision of an attorney. Any award or payment of attorneys' fees hereunder shall include as a part thereof any and all sales or use taxes imposed thereon by any appropriate governmental authority.

21.           Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto, as well as their respective successors and assigns, heirs and personal representatives.

22.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

23.           Waiver of Jury TRIAL. BORROWER KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS BORROWER MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BASED ON, ARISING OUT OF, OR IN ANY WAY RELATED TO: THIS AGREEMENT; THE OBLIGATIONS; ANY NOTES, LOAN AGREEMENTS, OR ANY OTHER LOAN DOCUMENTS OR AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH ANY OF THE OBLIGATIONS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THIS JURY WAIVER ALSO APPLIES TO ANY CLAIM OR, COUNTERCLAIM, CAUSE OF ACTION OR DEMAND ARISING FROM OR RELATED TO (I) ANY COURSE OF CONDUCT, COURSE OF DEALING, OR RELATIONSHIP OF BORROWER, ANY OBLIGOR, OR ANY OTHER PERSON WITH LENDER OR ANY EMPLOYEE, OFFICER, DIRECTOR OR ASSIGNEE OF LENDER IN CONNECTION WITH THE OBLIGATIONS WITH LENDER; OR (II) ANY STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON BY OR ON BEHALF OF LENDER TO BORROWER, ANY OBLIGOR, OR ANY OTHER PERSON IN CONNECTION WITH THE OBLIGATIONS OR LENDER REGARDLESS OF WHETHER SUCH CAUSE OF ACTION ARISES BY CONTRACT, TORT OR OTHERWISE. BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN EXTENDING CREDIT TO BORROWER, THAT THE LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER. BORROWER FURTHER CERTIFIES THAT NO PERSON HAS REPRESENTED TO IT, EXPRESSLY OR OTHERWISE, THAT LENDER OR ANY OTHER PERSON WOULD NOT, IN THE EVENT OF A LEGAL PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written above.

Lender:
THE BANK OF TAMPA,
a Florida banking corporation
By: /s/David E. Brown David E. Brown, Senior Vice President

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

THE FOREGOING INSTRUMENT was acknowledged before me this _ day of June, 2016, David E. Brown, as a Senior Vice President of The Bank of Tampa, a Florida banking corporation, on behalf of the corporation. He/she o is personally known to me or o has produced ____________ , as identification.

_____________________________ Notary Public
_____________________________ (Printed Name)
My commission expires:	_____________________________ (Rank or Serial Number)

 [Remainder of Page Intentionally Blank]

Borrower:
BOVIE MEDICAL CORPORATION, a Delaware corporation
By:/s/Robert L. Gershon Robert L. Gershon, Chief Executive Officer
STATE OF NEW YORK

COUNTY OF ______

THE FOREGOING INSTRUMENT was acknowledged before me this _ day of June, 2016, Robert L. Gershon, as Chief Executive Officer of Bovie Medical Corporation, a Delaware corporation, on behalf of the corporation. He/she o is personally known to me or o has produced ____________ , as identification.

_____________________________ Notary Public
_____________________________ (Printed Name)
My commission expires:	_____________________________ (Rank or Serial Number)